Retirement Plans	3 Months Ended
Mar. 31, 2023
Postemployment Benefits [Abstract]
Retirement Plans
(15)	Retirement Plans
The Company sponsors a defined–contribution 401(k) plan for the benefit of its employees. The plan allows employees to contribute a percentage of their salary subject to certain limitations, set forth by the Internal Revenue Service, on a pretax basis. At its discretion, the Company can make profit sharing plan contributions to the participants accounts. The Company’s contributions for the periods ended January 3 – March 31, 2023 (Successor) and January 1 – March 31, 2022 (Predecessor), were $0.8 million and $0.2 million, respectively, all of which was payable as of March 31, 2023 (Successor) and is included in accounts payable and accrued expenses on the condensed consolidated financial statements.

(Dollars in Thousands)
For the Period
January 3, 2023 – March 31, 2023 (Successor)	January 1, 2022 – March 31, 2022 (Predecessor)
$814	$196